Commitments and Contingencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16.	COMMITMENTS AND CONTINGENCIES

On December 12, 2018, IST HK entered into a non-exclusive joint venture agreement with Mr. Huang, a permanent resident of Republic of Singapore, to form Asia Taoping PTE. LTD. (“Asia Taoping”) for providing Internet + Sharing New Media Platform service and other business to South East Asia countries. IST HK will own 10% of equity interest of and contributes registered capital approximately $369,000 to Asia Taoping. Capital contribution is made in installment, of which the first installment is to be contributed within 300 days from the execution date of the joint venture agreement. IST HK has not made the first installment of capital contribution to Asia Taoping, which will be incurred pursuant to specific capital needs of Asia Taoping. IST HK provides hardware, software platform, and services to the joint venture. Asia Taoping is a corporate joint venture and IST HK does not exercise significant influence, therefore, the investment to Asia Taoping will be accounted for using cost method in Long-Term Investment. Revenue generated from Sales of hardware and services rendered are accounted for related-party transactions.

The Company received a notification from Nasdaq Listing Qualifications on June 18, 2019, as announced in a report with the SEC on a 6-K Form filed on June 19, 2019, that the Company was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. To regain compliance, the Company’s ordinary shares must have a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days (Nasdaq may monitor the price for as long as 20 consecutive business days prior to making a final compliance determination). On December 17, 2019, the Company received a second notice from the Nasdaq Listing Qualifications, in which Nasdaq granted us an additional 180 days, or until June 15, 2020, to regain compliance, because the Company met the continued listing requirement for public float and other applicable requirements, except the bid price requirement, and the Company had indicated its intention of curing the deficiency by effecting a reverse stock split, if necessary. The compliance deadline was thereafter extended from June 15, 2020 to August 28, 2020 according to SR-NASDAQ-2020-021. On August 20, 2020, the Company has regained compliance with the NASDAQ listing requirements, after the one-for-six reverse stock split effective on July 30, 2020, according to the NASDAQ notice.

The Company may be subject to legal proceedings, investigations, and claims incidental to conduct of our business from time to time. The Company is currently subject to legal or arbitration proceedings with a customer, Jiangxi Sky Frontier IOT Company, pertaining to our performance of the sales contracts, who requested to refund security deposit and compensation for the Company’s breach of contract, legal fee incurred, and costs of arbitration for approximately RMB 200,000 (USD $29,000). The case was initially heard in 2017 and awarded favorably to the customer. The Company has appealed the initial arbitration result to the court on July 6. 2020, and is waiting for the court’s ruling. The Company estimates, with 50% of probability, a possible loss ranging from approximately RMB 0 (USD $-0- ) to RMB 200,000 (USD $29,000), if the proceedings are ruled by arbitration.